Exhibit 10.4

Execution Version

COLLATERAL AGREEMENT

dated and effective as of

February 8, 2017,

among

HEXION INC.,

as Issuer,

each Subsidiary of the Issuer identified herein,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Authorized Representative under the Indenture

each additional Authorized Representative from time to time party hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to (a) JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent and collateral agent (and its permitted successors) pursuant to the Collateral Agreement, dated as of March 28, 2013 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time), by and among Hexion Inc. (the “Issuer”), each Pledgor (as defined therein) party thereto and JPMCB, as collateral agent, and the other parties party thereto, (b) Wilmington Trust, National Association, as collateral agent (and its permitted successors) pursuant to the Collateral Agreement, dated as of March 28, 2013 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time), by and among the Issuer, each Pledgor (as defined therein) party thereto and Wilmington Trust, National Association, as trustee and collateral agent, and the other parties party thereto, and (c) any agent or trustee for any other Senior Lenders (as defined in the Senior Secured Intercreditor Agreement referred to below), and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Amended and Restated Intercreditor Agreement, dated as of February 8, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Senior Secured Intercreditor Agreement”), by and among JPMCB, as intercreditor agent, Wilmington Trust, National Association, as trustee and as collateral agent, JPMCB, as senior-priority agent for the secured parties under the ABL Facility referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the 6.625% First Lien Notes Indenture referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the 10.00% First Lien Notes Indenture referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the New First Lien Notes Indenture referred to therein, Hexion LLC, the Issuer and each other party from time to time party thereto. In the event of any conflict between the terms of the Senior Secured Intercreditor Agreement and the terms of this Agreement, the terms of the Senior Secured Intercreditor Agreement shall govern.

i

Schedules

Schedule I	Subsidiary Parties

Schedule II	Commercial Tort Claims

Schedule III	Pledged Stock; Pledged Debt Securities

Schedule IV	Intellectual Property

Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement

Exhibit II	Form of Additional Secured Party Consent

ii

COLLATERAL AGREEMENT, dated and effective as of February 8, 2017 (this “Agreement”), among HEXION INC., a New Jersey corporation (the “Issuer”), each Subsidiary of the Issuer listed on Schedule I and each Subsidiary of the Issuer that becomes a party hereto (each, a “Subsidiary Party”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee under the Indenture refered to herein (in such capacity, together with its successors and assigns in such capacity, the “Trustee”) and as Authorized Representative under the Indenture, each other Authorized Representative Party hereto from time to time with respect to any applicable Other Pari Passu Lien Obligations, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).

Reference is made to (a) the Indenture, dated as of February 8, 2017 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Issuer, certain Subsidiaries of the Issuer party thereto and Wilmington Trust, National Association, as Trustee, and (b) the Amended and Restated Intercreditor Agreement, dated as of February 8, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Senior Secured Intercreditor Agreement”), among the Intercreditor Agent, Wilmington Trust, National Association, as trustee and as collateral agent, JPMCB, as senior-priority agent for the secured parties under the ABL Facility referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the 6.625% First Lien Notes Indenture referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the 10.00% First Lien Notes Indenture referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the New First Lien Notes Indenture referred to therein, Hexion LLC, the Issuer, each Subsidiary of the Issuer identified therein, and each other party from time to time party thereto.

Pursuant to the terms of the Indenture, the Issuer has issued 13.75% senior secured notes due 2022 (the “Notes”), and the Issuer’s obligations under the Indenture and the Notes are guaranteed by the Issuer and the Subsidiary Parties. The Issuer and the Subsidiary Parties have derived and will continue to derive substantial benefits from the transactions contemplated by the Indenture. Pursuant to the Indenture, the Pledgors have agreed to grant a security interest in the Collateral for the benefit of the Collateral Agent (for the ratable benefit of the Trustee and the Holders) to secure the payment and performance of the Obligations, subject to the terms of the Intercreditor Agreement, including with respect to the relative rights and priorities in respect of the Collateral.

Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01 Indenture.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Indenture. All terms defined in the

New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.04 of the Indenture also apply to this Agreement.

SECTION 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Facility” has the meaning assigned to such term in the Senior Secured Intercreditor Agreement.

“Account Debtor” means any person who is or who may become obligated to any Pledgor under, with respect to or on account of an Account.

“Additional Secured Party Consent” means a completed additional secured party consent substantially in the form of Exhibit II hereto.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Collateral Agreement.

“Applicable Agent” means, (i) prior to the Discharge of Senior Lenders Claims, the Intercreditor Agent and (ii) thereafter, the Collateral Agent.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Authorized Representative” means (a) the Trustee, with respect to the Notes Obligations, and (b) any duly authorized representative of holders of Other Pari Passu Lien Obligations designated as an “Authorized Representative” pursuant to Section 6.01 with respect to such Other Pari Passu Lien Obligations.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Control Agreement” means a securities account control agreement or a commodity account control agreement, as applicable, enabling the Applicable Agent to obtain “control” (within the meaning of the New York UCC) of any such accounts, in form and substance reasonably satisfactory to the Applicable Agent.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Pledgor under any Copyright now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement (including any such rights that such Pledgor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Copyright License,” any third party licensor): (A) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (B) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule IV.

“Corresponding Obligations” has the meaning assigned to such term in Section 7.20.

“Deductible Amount” has the meaning assigned to such term in Section 7.20.

“Designated Securities” means any securities the granting of a security interest in which would require separate financial statements of a Subsidiary of the Issuer to be filed with the SEC (or any other government agency) pursuant to Rule 3-16 of Regulation S-X under the Securities Act and the Exchange Act (or any successor regulation or any other law, rule or regulation), but only for so long as, and only to the extent that, such securities are subject to such requirement (provided that no securities of a Subsidiary of the Issuer for which separate financial statements are actually filed with the SEC pursuant to such Rule 3-16 shall be Designated Securities).

“Discharge of Senior Lender Claims” has the meaning set forth in the Senior Secured Intercreditor Agreement.

“Equity Interests” of any Person means any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.

“Event of Default” means an “Event of Default” under and as defined in the Indenture or any Other Pari Passu Lien Agreement, as applicable.

“Excluded Swap Obligations” means (as such definition may be modified from time to time as agreed by the Issuer and the Applicable Agent), with respect to any guarantor guaranteeing any of the Obligations, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of the Commodity Exchange Act or any rule, regulation or order thereunder (or the application or official interpretation of any thereof) (a “CEA Swap Obligation”), if, and to the extent that, all or a portion of the guarantee of such guarantor of, or the grant by such guarantor of a security interest to secure, as applicable, such CEA Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order thereunder (or the application or official interpretation of any thereof) by virtue of such guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such guarantor becomes or would become effective with respect to such CEA Swap Obligation. If a CEA Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such CEA Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Existing Second Lien Notes” means the 9% Second Priority Senior Secured Notes due 2020 issued by the Issuer (as successor issuer by merger to Hexion U.S. Finance Corp.) and Hexion Nova Scotia Finance, ULC.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Pledgor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Pledgor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, swap agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Pledgor to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any federal, state, provincial, territorial, municipal, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“Indemnitee” has the meaning assigned to such term in Section 7.06.

“Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Indenture Documents” means (a) the Indenture, the Notes, this Agreement and each Security Document which by its terms is for the benefit of holders of Notes Obligations and (b) any other related documents or instruments executed and delivered pursuant to the Indenture or any such Security Document, in each case, as such agreements may be amended, restated, supplemented or otherwise modified from time to time.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Pledgor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Intercreditor Agent” has the meaning set forth in the Senior Secured Intercreditor Agreement.

“Intercreditor Agreement” means the Senior Secured Intercreditor Agreement and any other intercreditor agreement entered into in compliance with the Indenture and each Other Pari Passu Lien Agreement.

“Issue Date” means February 8, 2017.

“Issuer” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Junior Lender Claims” means (a) the obligations of the Pledgors in respect of the Existing Second Lien Notes outstanding on the date hereof and (b) any other Indebtedness or other obligation incurred by the Pledgors after the date hereof that is secured by a Lien on the Collateral that is intended to rank junior in priority with the Liens securing the Notes Obligations granted under this Agreement, to the extent (x) the incurrence of such Indebtedness or obligation and such Lien is permitted under the Indenture and any Other Pari Passu Lien Agreement and (y) such Liens are subject to an applicable Intercreditor Agreement.

“Junior Lender Documents” means each agreement, document and instrument providing for, evidencing or securing any Indebtedness constituting Junior Lender Claims.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notes” has the meaning assigned to such term in the preliminary statements of this Agreement.

“Notes Obligations” means the due and punctual payment of (a) all principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) and premium (if any) on all indebtedness under the Indenture, and (b) all other monetary obligations, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Pledgors or any of their subsidiaries to the Secured Parties under the Indenture Documents, and other amounts payable from time to time pursuant to the Indenture Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding.

“Obligations” means (a) the Notes Obligations and (b) if any Other Pari Passu Lien Obligations are incurred and designated by the Issuer as Obligations pursuant to Section 6.01, the due and punctual payment of (i) the unpaid principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding) owing to any holder of Other Pari Passu Lien Obligations under any Other Pari Passu Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of any Pledgor to any holder of Other Pari Passu Lien Obligations under any Other Pari Passu Lien Agreement, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, in each case whether or not allowed or allowable in such Insolvency or Liquidation Proceeding); provided, however, that the Obligations shall not include any Excluded Swap Obligations.

“Other Pari Passu Lien Agreement” shall mean any indenture, credit agreement or other agreement, document or instrument pursuant to which any Pledgor has or will incur Other Pari Passu Lien Obligations; provided that, in each case, the Indebtedness thereunder has been designated as Other Pari Passu Lien Obligations pursuant to and in accordance with Section 6.01.

“Other Pari Passu Lien Obligations” means other Indebtedness of the Pledgors that is equally and ratably secured with the Notes as permitted by the Indenture and is designated by the Issuer as an Other Pari Passu Lien Obligation pursuant to and in accordance with Section 6.01.

“Parallel Debt” has the meaning assigned to such term in Section 7.20.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Patent License,” any third party licensor): (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Permitted Liens” means (a) any Lien not prohibited by Section 4.12 of the Indenture and (b) not prohibited by any Other Pari Passu Lien Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Pledged ULC Shares” means Pledged Stock which are shares of a ULC.

“Pledgor” means the Issuer and each Subsidiary Party.

“Qualified CFC Holding Company” has the meaning assigned to such term in the ABL Facility.

“Received Amount” has the meaning assigned to such term in Section 7.20.

“Secured Parties” means (a) the Collateral Agent, (b) the Trustee and each Holder and (c) subject to compliance with Section 6.01, each holder of Other Pari Passu Lien Obligations and its Authorized Representative.

“Security Documents” means this Agreement and each other agreement entered into in favor of the Collateral Agent for purposes of securing any of the Obligations, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Senior Lender Claims” has the meaning set forth in the Senior Secured Intercreditor Agreement.

“Senior Lender Documents” has the meaning set forth in the Senior Secured Intercreditor Agreement.

“Subsidiary Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to use any Trademark now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Trademarks” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Trademark License,” any third party licensor): (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule IV and (b) all goodwill associated therewith or symbolized thereby.

“Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“ULC” means an unlimited liability company existing under the laws of the Province of Nova Scotia, Canada.

ARTICLE II.

[Intentionally Omitted]

ARTICLE III.

Pledge of Securities

SECTION 3.01    Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby (except in the case of Pledged ULC Shares) assigns and (in all cases) pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under: (a) the Equity Interests directly owned by it (which such Equity Interests constituting Pledged Stock shall be listed on Schedule III) and any other Equity Interests obtained in the future by such Pledgor and any certificates representing all such Equity Interests; provided that the Pledged Stock shall not include: (i) any Equity Interests in excess of 65% of the outstanding voting Equity Interests of any “first tier” Foreign Subsidiary or any “first tier” Qualified CFC Holding Company owned by such Pledgor or any of the outstanding Equity Interests of a Foreign Subsidiary or a Qualified CFC Holding Company that is not a “first tier” Foreign Subsidiary or a “first tier” Qualified CFC Holding Company, respectively, owned by such Pledgor, (ii) any Equity Interests that constitute Excluded Assets or that are not required to be pledged as security for Senior Lender Claims, (iii) any Equity Interests if, and to the extent that, and for so long as (A) doing so would violate applicable law or a contractual obligation binding on such Equity Interests and (B) with respect to contractual obligations, such Equity Interests are not in a Wholly Owned Subsidiary and such obligation existed on the Issue Date or at the time of the acquisition of such Equity Interests and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Equity Interests, (iv) any Equity Interests of any Indenture Restricted Subsidiary owned by the Issuer or any Indenture Restricted Subsidiary, (v) any Equity Interests of a Person that is not directly or indirectly a Subsidiary or (vi) to the extent applicable with regard to any Obligations, any Designated Securities (the Equity Interests pledged pursuant to this clause (a), the “Pledged Stock”); (b)(i) the debt securities currently issued to any Pledgor (which such debt securities constituting Pledged Debt Securities shall be listed on Schedule III), (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities; provided that the Pledged Debt Securities shall not include (A) debt securities issued by any Indenture Restricted Subsidiary to the Issuer or any Indenture Restricted Subsidiary, (B) debt securities issued to the Issuer or any Subsidiary Party for so long as a pledge of such Indebtedness would be deemed an incurrence of Indebtedness under any of the Indenture Documents, the Senior Lender Documents or the Junior Lender Documents, (C) any debt securities that constitute Excluded Assets or that are not required to be pledged as security for Senior Lender Claims and (D) to the extent applicable with regard to any Obligations, any Designated Securities (the debt securities pledged pursuant to this clause (b), the “Pledged Debt Securities”); (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above;

(d) subject to Section 3.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02    Delivery of the Pledged Collateral.

(a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Applicable Agent, for the ratable benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

(b) Each Pledgor will cause any Pledged Debt Security (i) having an aggregate principal amount in excess of $15,000,000 or (ii) payable by the Issuer or any Subsidiary of the Issuer (other than, in the case of this clause (ii), any such Indebtedness referred to in the proviso to Section 3.01(b) and intercompany Indebtedness incurred in the ordinary course of business in connection with the cash management operations and intercompany sales of the Issuer and each Subsidiary of the Issuer) owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Applicable Agent for the ratable benefit of the Secured Parties, pursuant to the terms hereof. Following the Discharge of Senior Lender Claims, to the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Collateral Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 6.01(a), (b), (g) or (h) of the Indenture or any equivalent provision under any Other Pari Passu Lien Agreement.

(c) Upon delivery to the Applicable Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Applicable Agent, and by such other instruments and documents as the Applicable Agent, may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents (including issuer acknowledgments in respect of uncertificated securities) as the Applicable Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule III and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03    Representations, Warranties and Covenants. The Pledgors, jointly and severally, represent, warrant and covenant to and with the Collateral Agent, for the ratable benefit of the Secured Parties, that:

(a) Schedule III correctly sets forth, as of the date hereof, the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes (i) all Equity Interests constituting Pledged Stock and (ii) all debt securities and promissory notes or instruments constituting Pledged Debt Securities;

(b) the Pledged Stock, to the best of each Pledgor’s knowledge, has been duly and validly authorized and issued by the issuers thereof and is fully paid and nonassessable, subject to the assessability of the Pledged ULC Shares under the Companies Act (Nova Scotia);

(c) except for the security interests granted hereunder (or otherwise permitted under the Indenture Documents and not prohibited by the Other Pari Passu Lien Agreements and those securing any Senior Lender Claims), each Pledgor (i) is and, subject to any transfers made in compliance with the Indenture and any Other Pari Passu Lien Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Collateral indicated on Schedule III as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Indenture and any Other Pari Passu Lien Agreement and other than Permitted Liens and (iv) subject to the rights of such Pledgor under the Indenture Documents and any Other Pari Passu Lien Agreement to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Indenture or in any Other Pari Passu Lien Agreement, and except for restrictions and limitations imposed by the Indenture Documents, any Other Pari Passu Lien Agreement, the Senior Lender Documents, the Junior Lender Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature, other than restrictions on transfer in the articles of association of a ULC, that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Indenture, any Other Pari Passu Lien Agreement or in the Senior Lender Documents or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Pledgors of this Agreement, the Intercreditor Agreement and the Foreign Pledge Agreements, when any Pledged Securities (excluding any foreign stock not covered by a Foreign Pledge Agreement) are delivered to the Applicable Agent for the ratable benefit of the Secured Parties, in accordance with this Agreement and the Intercreditor Agreements, and a financing statement naming the Collateral Agent as the secured party and covering the Pledged Collateral to which such Pledged Securities relate is filed in the appropriate filing office, the Collateral Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Collateral, subject only to Permitted Liens or Liens arising by operation of law, as security for the payment and performance of the Obligations; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 3.04    Certification of Limited Liability Company and Limited Partnership Interests.

(a) Each interest in any limited liability company or limited partnership controlled by any Pledgor pledged hereunder and represented by a certificate shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, and each such interest shall at all times hereafter be represented by a certificate.

(b) Each interest in any limited liability company or limited partnership controlled by a Pledgor pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC, and the Pledgors shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless the applicable Pledgor provides prior written notification to the Applicable Agent of such election and immediately delivers any such certificate to the Applicable Agent pursuant to the terms hereof.

SECTION 3.05    Registration in Nominee Name; Denominations. The Applicable Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or, except in the case of the Pledged ULC Shares, in favor of the Applicable Agent or, except in the case of Pledged ULC Shares, if an Event of Default shall have occurred and be continuing, following written instruction from the Applicable Agent, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Upon the occurrence and during the continuance of an Event of Default, each Pledgor will promptly give to the Applicable Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. If an Event of Default shall have occurred and be continuing, the Applicable Agent shall have the right, following written instruction from the Applicable Agent, to exchange the certificates representing Pledged Securities held by it for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any of its Subsidiaries that is not a party to this Agreement to comply with a request by the Applicable Agent pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

SECTION 3.06    Voting Rights; Dividends and Interest, etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Applicable Agent shall have given notice to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder:

(i)    Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture, the other Indenture Documents and any Other Pari Passu Lien Agreement; provided, that, except as permitted under the Indenture and any Other Pari Passu Lien Agreement, such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Indenture, any other Indenture Document or any Other Pari Passu Lien Agreement or the ability of the Secured Parties to exercise the same.

(ii)    The Collateral Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request in writing for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)    Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Indenture Documents, any Other Pari Passu Lien Agreement and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Applicable Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Applicable Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Applicable Agent).

(b) Except in the case of Pledged ULC Shares (in which case the Pledgors shall maintain all membership rights described herein until they cease to be registered as members of the applicable ULC), upon the occurrence and during the continuance of an Event of Default and after notice by the Applicable Agent to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the ratable benefit of the Secured Parties, in the Applicable Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Applicable Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Applicable Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Applicable Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Issuer has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Except in the case of Pledged ULC Shares (in which case the Pledgors shall maintain all membership rights described herein until they cease to be registered as members of the applicable ULC), upon the occurrence and during the continuance of an Event of Default and after notice by the Applicable Agent to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Applicable Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Applicable Agent, for the ratable benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Applicable Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and an Officer of the Issuer has delivered to the Applicable Agent a certificate to that effect, each Pledgor shall have the right to exercise the voting and/or consensual rights and powers that such Pledgor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above and the obligations of the Applicable Agent under paragraph (a)(ii) shall be in effect.

(d) Any notice given by the Applicable Agent to the Pledgors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Applicable Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01    Security Interest.

(a) As security for the payment or performance when due, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)    all Accounts;

(ii)    all Chattel Paper;

(iii)    all cash and Deposit Accounts;

(iv)    all Documents;

(v)    all Equipment;

(vi)    all General Intangibles;

(vii)    all Instruments;

(viii)    all Intellectual Property;

(ix)    all Inventory;

(x)    all Investment Property;

(xi)    all Letter of Credit Rights;

(xii)    all Commercial Tort Claims as described in Schedule II;

(xiii)    all books and records pertaining to the Article 9 Collateral; and

(xiv)    to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, the other Indenture Documents or any Other Pari Passu Lien Agreement, this Agreement shall not constitute a grant of a security interest in (and the Article 9 Collateral shall not include): (a) any vehicle, (b) any Excluded Assets, (c) any assets owned on or acquired after the Issue Date, to the extent that, and for long as, granting a security interest in such assets would violate applicable law or a contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation of or in connection with the acquisition of such assets (except in the cash or assets owned on the Issue Date or acquired with Indebtedness of the type incurred pursuant to Section 4.03(iv) of the Indenture), (d) any Letter of Credit Rights to the extent any Pledgor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (e) any Equity Interests or debt securities excluded from the pledge made pursuant to Section 3.01 hereof, (f) any Pledgor’s right, title or interest in any license, contract or agreement to which such Pledgor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of, that license, contract or agreement to which such Pledgor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law (including, without limitation, Title 11 of the United States Code) or principles of equity); provided that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Pledgor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (g) any Equipment or other asset owned by any Pledgor that is subject to a purchase money lien or a Capitalized Lease Obligation if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capitalized Lease Obligation) prohibits or requires the consent of any person other than the Pledgors as a condition to the creation of any other security interest on such Equipment or assets (h) any intent-to-use United States trademark applications for which an amendment to alleged use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted by the United States Patent and Trademark Office, (i) any assets that are not required to be pledged to secure Senior Lender Claims, (j) any real estate held by any Pledgor, (k) any Principal Property; provided that after the Existing Debenture Payoff Date, to the extent Liens on such assets are granted to secure outstanding First Priority Lien Obligations, the Collateral shall include, and such Pledgor shall be deemed to have granted a security interest in, all such rights and interests in such Principal Property as for so long as such assets continue to secure outstanding First Priority Lien Obligations, (l) any assets which, if included in the Collateral, would require the Existing Debentures to be ratably secured with the Obligations pursuant to the terms of the indentures for the Existing Debentures or (m) solely with respect to any series of Other Pari Passu Lien Obligations, any asset that is not intended to be collateral with respect to such series pursuant to the terms of the Other Pari Passu Lien Agreement governing such series. In addition, notwithstanding anything to the contrary, the requirements of this Agreement are subject to the terms of Section 4.14 of the Indenture.

(b) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property”. Each Pledgor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Pledgor, without the signature of any Pledgor, and naming any Pledgor or the Pledgors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything to the contrary in this Agreement, the other Indenture Documents or any Other Pari Passu Lien Agreement, the Collateral Agent shall not be obligated to prepare or file statements or documents necessary for perfection of a security interest, or to maintain the perfection of the security interest granted hereunder, and each Pledgor is hereby obligated and directed to prepare, record and file, at its own expense, such statements or documents, including continuation statements when applicable, on the Collateral Agent’s behalf, and to deliver a file-stamped copy of each such statement or other evidence of filing to the Collateral Agent.

SECTION 4.02    Representations and Warranties. The Pledgors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Pledgor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein, in the Indenture, in any Other Pari Passu Lien Agreement or in any offering circular related thereto.

(b) Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared for filing in each governmental, municipal or other office specified in writing by the Issuer to the Collateral Agent, and constitute all the filings, recordings and registrations (other than additional filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Pledgor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to issued Patents (and Patents for which registration applications are pending), registered Trademarks (and Trademarks for which registration applications are pending) and registered Copyrights (and Copyrights for which registration applications are pending) has been delivered to the Collateral Agent for recording with, in the case of United States Patents, Trademarks, Copyrights and applications, the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration with respect to the Security Interest in the Intellectual Property is necessary (other than the Uniform Commercial Code financing statements referred to above and other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 4.02(b) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a short form hereof) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. Subject to the Intercreditor Agreements, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens or Liens arising by operation of law.

(d) The Article 9 Collateral is owned by the Pledgors free and clear of any Lien, other than Permitted Liens or Liens arising by operation of law. Subject to the Intercreditor Agreements, none of the Pledgors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Pledgor assigns any

Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) None of the Pledgors holds any Commercial Tort Claim individually in excess of $5,000,000 as of the Issue Date.

(f) As of the Issue Date, all Accounts owned by the Pledgors have been originated by the Pledgors and all Inventory owned by the Pledgors has been acquired by the Pledgors in the ordinary course of business.

SECTION 4.03    Covenants.

(a) Each Pledgor agrees to notify the Collateral Agent promptly in writing of any change (i) in its corporate name, (ii) in its identity or type of organization or corporate structure, (iii) in its federal taxpayer identification number or organizational identification number or (iv) in its jurisdiction of organization. Each Pledgor agrees to provide the Collateral Agent promptly with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Pledgor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made, or will have been made within any applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Article 9 Collateral in which a security interest may be perfected by filing, for the ratable benefit of the Secured Parties. Each Pledgor agrees to promptly notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Pledgor is damaged or destroyed.

(b) Subject to the rights of such Pledgor under the Indenture Documents or any Other Pari Passu Lien Agreement to dispose of Collateral, each Pledgor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $15,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Applicable Agent for the ratable benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Applicable Agent.

(d) After the occurrence of an Event of Default and during the continuance thereof, the Applicable Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Applicable Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) The Applicable Agent may discharge any past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and that is not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Pledgor fails to do so as required by the Indenture, this Agreement or any Other Pari Passu Lien Agreement, and each Pledgor jointly and severally agrees to reimburse the Applicable Agent on demand for any reasonable payment made or any reasonable expense incurred by the Applicable Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Pledgor from the performance of, or imposing any obligation on the Applicable Agent or any Secured Party to cure or perform, any covenants or other promises of any Pledgor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Indenture Documents or in any Other Pari Passu Lien Agreement.

(f) Each Pledgor (rather than the Collateral Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Pledgor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Pledgors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Indenture and not prohibited by any Other Pari Passu Lien Agreement. None of the Pledgors shall make or permit to be made any transfer of the Article 9 Collateral and each Pledgor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Indenture, the Intercreditor Agreements or any Other Pari Passu Lien Agreement.

(h) Each Pledgor irrevocably makes, constitutes and appoints the Applicable Agent (and all officers, employees or agents designated by the Applicable Agent) as such Pledgor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Pledgor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Pledgor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Indenture, the other Indenture Documents or any Other Pari Passu Lien Agreement or to pay any premium in whole or part relating thereto, the Applicable Agent may, without waiving or releasing any obligation or liability of the Pledgors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Applicable Agent reasonably deems advisable. All sums disbursed by the Applicable Agent in connection with this Section 4.03(h), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Pledgors to the Applicable Agent and shall be additional Obligations secured hereby.

SECTION 4.04    Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the ratable benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Pledgor agrees, in each case at such Pledgor’s own expense, to take the following actions with, respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Pledgor shall at any time own or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $10,000,000, such Pledgor shall forthwith endorse, assign and deliver the same to the Applicable Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Applicable Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article III, if any Pledgor shall at any time hold or acquire any Certificated Security, such Pledgor shall forthwith endorse, assign and deliver the same to the Applicable Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Applicable Agent may from time to time reasonably specify. If any security of a domestic issuer now owned or hereafter acquired by any Pledgor is uncertificated and is issued to such Pledgor or its nominee directly by the issuer thereof, upon the Applicable Agent’s reasonable request or upon and during the continuance of an Event of Default, such Pledgor shall promptly notify the Applicable Agent of such uncertificated securities and pursuant to an agreement in form and substance reasonably satisfactory to the Applicable Agent, (i) cause the issuer to agree to comply with instructions from the Applicable Agent as to such security, without further consent of any Pledgor or such nominee, or (ii) cause the issuer to register the Applicable Agent as the registered owner of such security. If any security or other Investment Property, whether certificated or uncertificated, representing an Equity Interest in a third party and having a fair market value in excess of $10,000,000 now owned or hereafter acquired by any Pledgor is held by such Pledgor or its nominee through a securities intermediary or commodity intermediary, such Pledgor shall promptly notify the Applicable Agent thereof and, at the Applicable Agent’s request and option, pursuant to a Control Agreement in form and substance reasonably satisfactory to the Applicable Agent, either (a) cause such securities intermediary or commodity intermediary, as applicable, to agree, in the case of a securities intermediary, to comply with entitlement orders or other instructions from the Applicable Agent to such securities intermediary as to such securities or other Investment Property or, in the case of a commodity intermediary, to apply any value distributed on account of any commodity contract as directed by the Applicable Agent to such commodity intermediary, in each case without further consent of any Pledgor or such nominee, or (b) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Applicable Agent to become the entitlement holder with respect to such Financial Assets or Investment Property, for the ratable benefit of the Secured Parties, with such Pledgor being permitted, only with the consent of the Applicable Agent, to exercise rights to withdraw or otherwise deal with such Financial Assets or Investment Property. The Applicable Agent agrees with each of the Pledgors that the Applicable Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such withdrawal or dealing rights, would occur. The provisions of this paragraph (b) shall not apply to any Financial Assets credited to a securities account for which the Applicable Agent is the securities intermediary.

(c) Commercial Tort Claims. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5,000,000, such Pledgor shall promptly notify the Collateral Agent thereof in a writing signed by such Pledgor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

SECTION 4.05    Covenants Regarding Patent, Trademark and Copyright Collateral. Except as not prohibited by the Indenture or any Other Pari Passu Lien Agreement:

(a) Each Pledgor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent material to the normal conduct of such Pledgor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Pledgor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(c) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Pledgor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d) Each Pledgor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Pledgor’s business may imminently become abandoned, lost or dedicated to the public, or of any materially adverse determination or development, excluding office actions and similar determinations or developments, in the United States Patent and Trademark Office, United States Copyright Office or any court regarding such Pledgor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Pledgor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on an annual basis of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office filed during the preceding twelve-month period, and (ii) upon the reasonable request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Pledgor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Pledgor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Pledgor’s business, including, when applicable and necessary in such Pledgor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Pledgor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Pledgor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Pledgor shall promptly notify the Collateral Agent and shall, if such Pledgor deems it necessary in its reasonable business judgment, promptly sue and recover any and all damages, and take such other actions as are reasonable or appropriate under the circumstances.

(h) Upon the occurrence and during the continuance of an Event of Default, each Pledgor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Pledgor’s right, title and interest thereunder to (in the Applicable Agent’s sole discretion) the designee of the Applicable Agent or the Applicable Agent.

ARTICLE V.

Remedies

SECTION 5.01    Remedies Upon Default. In accordance with, and to the extent consistent with, the terms of Section 7.18 and the Intercreditor Agreements, the Collateral Agent may, but shall not be obligated to, take any action specified in this Section 5.01. Upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Pledgors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained with the use of commercially reasonable efforts) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Pledgor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Collateral Agent shall have the right, subject to the requirements of applicable law and in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreements, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Pledgors ten (10) Business Days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02    Application of Proceeds. The Collateral Agent shall, subject to Section 7.18 and the Intercreditor Agreements, promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as follows:

FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Indenture Document, any Other Pari Passu Lien Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Indenture Document or any Other Pari Passu Lien Agreement on behalf of any Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Indenture Document or any Other Pari Passu Lien Agreement;

SECOND, to the payment in full of the Obligations secured by such Collateral (the amounts so applied to be distributed among the Secured Parties in accordance with the order of priority set forth in Section 6.10 of the Indenture or the equivalent provision of any Other Pari Passu Lien Agreement, as applicable, based on respective amounts of such Obligations owed to them on the date of any such distribution); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Notwithstanding the foregoing, no amount received from any guarantor, or from the proceeds of Collateral pledged by such guarantor, shall be applied to any Excluded Swap Obligations of such guarantor.

Subject to the terms of the Intercreditor Agreements, the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03    Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement, in each case in accordance with, and to the extent consistent with, the terms of Section 7.18 and the Intercreditor Agreements, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Pledgor hereby grants to (in the Collateral Agent’s sole discretion) a designee of the Collateral Agent or the Collateral Agent, for the ratable benefit of the Secured Parties, a non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Pledgor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for past infringement of the Intellectual Property. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default, subject to the terms of the Intercreditor Agreements; provided, however, that such license (i) shall be subject to those exclusive Patent Licenses, Trademark Licenses and Copyright Licenses granted by the Pledgors in effect on the date hereof and those granted by any Pledgor hereafter, as permitted under the Indenture Documents and any Other Pari Passu Lien Agreement, to the extent conflicting, (ii) may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Pledgors notwithstanding any subsequent cure of an Event of Default, and (iii) apply to the use of the Trademarks in connection with goods and services of similar type and quality to those therefore sold by such Pledgor under such Trademark.

SECTION 5.04    Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, subject to the terms of the Intercreditor Agreements, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, subject to the terms of the Intercreditor Agreements, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

SECTION 5.05    Registration, etc. Subject to the terms of Section 7.18 and the Intercreditor Agreements, each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue

Sky or other securities laws of such states as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

ARTICLE VI.

SECTION 6.01    Other Pari Passu Lien Obligations. The Issuer may from time to time designate Other Pari Passu Lien Obligations permitted by the Indenture and not prohibited by any Other Pari Passu Lien Agreement to be secured by a Lien on the Collateral as Obligations hereunder by delivering to the Collateral Agent (a) a certificate signed by an Officer of the Issuer (i) identifying the Other Pari Passu Lien Obligations so designated and the aggregate principal amount or face amount thereof, (ii) stating that such Other Pari Passu Lien Obligations are designated as Obligations for purposes hereof, (iii) representing that such designation complies with the terms of the Indenture Documents and any Other Pari Passu Lien Agreements and (iv) specifying the name and address of the Authorized Representative for the holders of such Other Pari Passu Lien Obligations and (b) a fully executed Additional Secured Party Consent. The Collateral Agent agrees that, upon the satisfaction of all conditions set forth in the preceding sentence, the Collateral Agent shall act as collateral agent under and subject to the terms of this Agreement for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Other Pari Passu Lien Obligations. Each Authorized Representative that executes any Additional Secured Party Consent agrees to the appointment, and acceptance of the appointment, of the Collateral Agent as collateral agent for the holders of such Other Pari Passu Lien Obligations and agrees, on behalf of itself and each Secured Party it represents, to be bound by the terms of this Agreement and the applicable Intercreditor Agreements and, with respect to the rights, duties, privileges, protections, indemnities and immunities of the Collateral Agent, by the Indenture. Upon the satisfaction of the conditions set forth in this Section 6.01, such Other Pari Passu Lien Obligations shall become Obligations hereunder with the same force and effect as if originally included in the Obligations hereunder. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new Obligations to this Agreement.

ARTICLE VII.

Miscellaneous

SECTION 7.01    Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.02 of the Indenture or the equivalent provision of any Other Pari Passu Lien Agreement; provided that notices to the Collateral Agent shall be effective only upon receipt and shall be made to the Collateral Agent. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Issuer, with such notice to be given as provided in Section 13.02 of the Indenture.

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Hexion Administrator

Facsimile: (612) 217-5651

SECTION 7.02    Security Interest Absolute. To the extent permitted by law, all rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Indenture Document, any Other Pari Passu Lien Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Indenture Document, any Other Pari Passu Lien Agreement, the Intercreditor Agreements or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement (other than a defense of payment or performance).

SECTION 7.03    Limitation By Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

SECTION 7.04    Binding Effect; Several Agreements. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Indenture or any Other Pari Passu Lien Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.05    Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 7.06    Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 7.07 of the Indenture and the equivalent provision of any Other Pari Passu Lien Agreement.

(b) Without limitation of its indemnification obligations under the other Indenture Documents or any Other Pari Passu Lien Agreement, each Pledgor jointly and severally agrees to indemnify the Collateral Agent and its Affiliates, and each of their respective directors, trustees, officers, employees, agents and advisors (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement, any other Indenture Document or any Other Pari Passu Lien Agreement or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement, any other Indenture Document or any Other Pari Passu Lien Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any other Indenture Document or any Other Pari Passu Lien Agreement, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

(d) For the avoidance of doubt, the provisions of Article VII of the Indenture applicable to the Trustee thereunder shall also apply to the Collateral Agent acting under or in connection with this Agreement. No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

SECTION 7.07    Collateral Agent Appointed Attorney-in-Fact. (i) Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. The actions of the Collateral Agent hereunder are subject to the provisions of the Indenture (including the rights, protections, privileges, immunities and indemnities of the Trustee, which are incorporated herein mutatis mutandis, as a part hereof). Without limiting the generality of the foregoing, subject to the terms of each applicable Intercreditor Agreement, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Pledgor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(ii)    Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

(iii)    The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(iv)    Notwithstanding anything in this Agreement to the contrary and unless otherwise provided in the Intercreditor Agreement, the Collateral Agent shall act or refrain from acting with respect to any Collateral or request for consent only on the written instructions and at the written direction of the holders of a majority of the aggregate principal amount of the Secured Obligations then outstanding; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to the Security Documents or applicable laws.

SECTION 7.08    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09    Waivers; Amendment.

(a) No failure or delay by the Collateral Agent or any other Secured Party in exercising any right, power or remedy hereunder, under any other Indenture Document or under any Other Pari Passu Lien Agreement, as applicable, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent and the other Secured Parties hereunder, under the other Indenture Documents and under any Other Pari Passu Lien Agreement are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or any Other Pari Passu Lien Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture or the equivalent provision of any Other Pari Passu Lien Agreement.

(c) For the purpose of Section 7.09(b) above, the Collateral Agent shall be entitled to rely upon (i) written confirmation from the agent managing the solicitation of consents and/or a certificate signed by two Officers of the Issuer as to the receipt of valid consents from the relevant Secured Parties to amend this Agreement, in accordance with the requirements as to such amendment contained in the Indenture and any Other Pari Passu Lien Agreement, and (ii) any document believed by it to be genuine and to have been signed or presented by the proper Person and the Collateral Agent need not investigate any fact or matter stated in the document. At any time that the Issuer desires that this Agreement be amended as provided in Section 7.09(b) above, the Issuer shall deliver to the Collateral Agent a certificate signed by two Officers of the Issuer stating that the amendment of this Agreement is permitted pursuant to Section 7.09(b) above. If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), the Issuer shall furnish appropriate legal opinions to the effect set forth in the immediately preceding sentence. Such officers’ certificate and legal opinion will contain the statements required by Section 13.05 of the Indenture or, if applicable, the equivalent provision of any Other Pari Passu Lien Agreement. If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), the Issuer shall furnish to the Collateral Agent copies of officers’ certificates and legal opinions delivered to the Trustee or the Authorized Representative under any Other Pari Passu Lien Agreement in connection with any amendment to the Indenture or any Other Pari Passu Lien Agreement, respectively, affecting the operation of this Section 7.09. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such certificates or opinions.

SECTION 7.10    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER INDENTURE DOCUMENTS OR ANY OTHER PARI PASSU LIEN AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11    Severability. In the event any one or more of the provisions contained in this Agreement, in any other Indenture Document or in any Other Pari Passu Lien Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04. Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 7.13    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14    Jurisdiction; Consent to Service of Process.

(a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, any other Indenture Documents or any Other Pari Passu Lien Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any Other Pari Passu Lien Agreement shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement, any other Indenture Document or any Other Pari Passu Lien Agreement against any Pledgor, or its properties, in the courts of any jurisdiction.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any other Indenture Document or any Other Pari Passu Lien Agreement in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement, any other Indenture Document or any Other Pari Passu Lien Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.15    Termination or Release.

(a) Subject to any applicable terms of each applicable Intercreditor Agreement, this Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby shall terminate upon the Collateral Agent’s receipt of a notice from (i) the Trustee pursuant to Section 11.10 of the Indenture, stating that the Trustee, on behalf of the Holders, disclaims and gives up any and all rights it has in or to the Collateral (as defined in the Indenture), and any rights it has under the Security Documents and (ii) each Authorized Representative, stating that such Authorized Representative, on behalf of the holders of the applicable Other Pari Passu Lien Obligations, disclaims and gives up any and all rights it has in or to the Collateral (as defined in the applicable indenture or agreement governing such Other Pari Passu Lien Obligations) and any right it has under the Security Documents. In connection with such termination, the Collateral Agent shall do or cause to be done all acts reasonably necessary to release all such security interests as soon as is reasonably practicable.

(b) Subject to any applicable terms of each applicable Intercreditor Agreement, a Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Indenture and not prohibited by any Other Pari Passu Lien Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Issuer or otherwise ceases to be a Pledgor; provided that the requisite Holders and/or lenders shall have consented to such transaction (to the extent such consent is required by the Indenture or any Other Pari Passu Lien Agreement) and the terms of such consent did not provide otherwise.

(c) Subject to any applicable terms of each applicable Intercreditor Agreement, the Security Interest in any Collateral shall automatically be released (i) upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Indenture and not prohibited by any Other Pari Passu Lien Agreement to any person that is not a Pledgor or (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in such Collateral pursuant to the Indenture and any Other Pari Passu Lien Agreement.

(d) In the case of a Pledgor making a Permitted Transfer that is permitted by clause (y) of the last paragraph of Article 5 of the Indenture and not prohibited by any Other Pari Passu Lien Agreement and such Permitted Transfer is to a Restricted Subsidiary that is not a Pledgor, the security interest in the Collateral of such Pledgor shall be automatically released.

(e) If any Collateral shall become subject to the release provisions set forth in Section 5.1 of the Senior Secured Intercreditor Agreement, Section 11.03 of the Indenture or the equivalent provision of any Other Pari Passu Lien Agreement, the Lien created hereunder on such Collateral shall be automatically released to the extent provided therein.

(f) There shall be an automatic release of the Lien hereunder on any property and assets of any Pledgor that would constitute Senior Lender Collateral (as defined in the Senior Secured Intercreditor Agreement) but is at such time not subject to a Lien securing Senior Lender Claims, other than any assets or property that cease to be subject to a Lien securing Senior Lender Claims in connection with a release or discharge by or as a result of payment in full and termination of the Senior Lender Claims; provided that, if such property and assets are subsequently subject to a Lien securing Senior Lender Claims (other than Excluded Assets), such property and assets shall subsequently constitute Collateral hereunder.

(g) In connection with any termination or release pursuant to this Section 7.15, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request in writing to evidence such termination or release (including Uniform Commercial Code termination statements), and will duly assign and transfer to such Pledgor, such of the Pledged Collateral that may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, subject to the Collateral Agent’s receipt of an officers’ certificate from the Company and legal opinion stating that such termination or release is in compliance with the

Indenture and each Other Pari Passu Lien Agreement and all conditions precedent have been met. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

SECTION 7.16    Additional Subsidiaries. Upon execution and delivery by the Collateral Agent and any Subsidiary of the Issuer that is required to become a party hereto by Section 4.11 of the Indenture and the equivalent provision of any Other Pari Passu Lien Agreement of an instrument in the form of Exhibit I hereto, such subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17    General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Security Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provision of this Agreement and such other Security Documents against any Pledgor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Pledgor’s obligations with respect thereto, (c) to agree that it shall not individually take any action to enforce any provisions of this Agreement or any other Security Document against any Pledgor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement, the Intercreditor Agreements or any other Security Document and (d) to agree to be bound by the terms of this Agreement, the Intercreditor Agreements and any other Security Documents.

SECTION 7.18    Subject to Intercreditor Agreements. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to (a) JPMCB, as administrative agent and collateral agent (and its permitted successors), pursuant to the Collateral Agreement, dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time), among Holdings, the Issuer, certain Subsidiaries of the Issuer party thereto from time to time and JPMorgan Chase Bank, N.A., as collateral agent, (b) Wilmington Trust, National Association, as collateral agent, pursuant to the Collateral Agreement, dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time), among the Issuer, certain Subsidiaries of the Issuer party thereto from time to time and Wilmington Trust, National Association, as collateral agent, or (c) any agent or trustee for any other Senior Lender Claims, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Senior Secured Intercreditor Agreement and any other applicable Intercreditor Agreement, including the Existing Second Lien Intercreditor Agreement. In the event of any conflict between the terms of the Senior Secured Intercreditor Agreement or such other Intercreditor Agreement, including the Existing Second Lien Intercreditor Agreement, on the one hand, and the terms of this Agreement, on the other hand, then the terms of the Senior

Secured Intercreditor Agreement or such other Intercreditor Agreement, including the Existing Second Lien Intercreditor Agreement, as applicable, shall govern. Nothing herein is intended, or shall be construed, to give any Pledgor any additional right, remedy or claim under, to or in respect of this Agreement or any Collateral.

SECTION 7.19    Senior Collateral Documents. The Collateral Agent acknowledges and agrees, on behalf of itself and any Secured Party, that, any provision of this Agreement to the contrary notwithstanding, until the Discharge of Senior Lender Claims, the Pledgors shall not be required to act or refrain from acting pursuant to this Agreement or with respect to any Collateral on which the Intercreditor Agent has a Lien superior in priority to the Collateral Agent’s Lien thereon in any manner that would result in a default under the terms and provisions of the Senior Lender Documents.

SECTION 7.20    Parallel Debt.

(a) For the purposes of creating security rights governed by Dutch law, the Issuer hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent an amount equal to the aggregate amount payable (verschuldigd) in respect of the Obligations as they may exist from time to time. The payment undertaking of the Issuer under this Section 7.20(a) is hereinafter referred to as its “Parallel Debt”. The Obligations other than the Parallel Debt are referred to as the “Corresponding Obligations”.

(b) The Parallel Debt will be payable in the currency or currencies of the Corresponding Obligations and will become due and payable as and when and to the extent one or more of the Corresponding Obligations become due and payable. An Event of Default in respect of the Corresponding Obligations shall constitute a default (verzuim) within the meaning of section 3:248 of the Netherlands Civil Code with respect to the Parallel Debt without any notice being required.

(c) Each of the Collateral Agent and the Issuer hereby acknowledges that:

(i)    the Parallel Debt constitutes an undertaking, obligation and liability to the Collateral Agent which is separate and independent from, and without prejudice to, the Corresponding Obligations; and

(ii)    the Parallel Debt represents the Collateral Agent’s own separate and independent claim to receive payment of the Parallel Debt,

it being understood, in each case, that, pursuant to this Section 7.20(c), the amount which may become payable by the Issuer as its Parallel Debt shall never exceed the total of the amounts which are payable under or in connection with its Corresponding Obligations.

(d) The Collateral Agent hereby confirms and accepts that, to the extent the Collateral Agent irrevocably receives any amount in payment of the Parallel Debt, the Collateral Agent shall distribute that amount among the Secured Parties that are creditors of the Corresponding Obligations in accordance with the Intercreditor Agreements. The Collateral Agent, not only in its own name but also on behalf of the other Secured Parties, hereby agrees and confirms that, upon irrevocable receipt by the Collateral Agent of any amount in payment of the Parallel Debt (a “Received Amount”), the Corresponding Obligations shall be reduced by amounts totaling an amount (a “Deductible Amount”) equal to the Received Amount in the manner as if the Deductible Amount were received by the Collateral Agent as a payment of the Corresponding Obligations on the date of receipt by the Collateral Agent of the Received Amount.

(e) For the purpose of this Section 7.20, but subject to clause (d) above, the Collateral Agent acts in its own name and on behalf of itself and not as agent or representative of any other Secured Party.

SECTION 7.21    ULC Shares. Notwithstanding any provisions to the contrary contained in this Agreement or any other document or agreement among all or some of the parties hereto, the applicable Pledgor is the sole registered and beneficial owner of Pledged ULC Shares pledged by such Pledgor and will remain so until such time as such Pledged ULC Shares are effectively transferred into the name of the Collateral Agent or another person on the books and records of the issuer of such ULC Shares. Accordingly the Pledgor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Pledged ULC Shares (except insofar as the Pledgor has granted a security interest in such dividend on or other distribution, and any shares that are collateral shall be delivered to the Collateral Agent to hold as collateral hereunder) and shall have the right to vote such collateral and to control the direction, management and policies of the issuer of such Pledged ULC Shares to the same extent as the Pledgor would if such collateral were not pledged to the Collateral Agent pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this Agreement or any other document or agreement among all or some of the parties hereto shall, constitute the Collateral Agent or any person other than the relevant Pledgor, a member of the issuer of such Pledged ULC Shares or any other ULC for the purposes of the Companies Act (Nova Scotia) until such time as notice is given to the Pledgor (and not revoked) as provided herein and further steps are taken thereunder so as to register the Collateral Agent or other person as holder of such Pledged ULC Shares. To the extent any provision hereof would have the effect of constituting the Collateral Agent as a member of the issuer of Pledged ULC Shares prior to such time, such provision shall be severed therefrom and ineffective with respect to collateral that are Pledged ULC Shares without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to property that is not Pledged ULC Shares. Except upon the exercise of rights to sell or otherwise dispose of the Pledged ULC Shares following the occurrence of an Event of Default the Pledgor shall not cause or permit, or enable the issuer of Pledged ULC Shares to cause or permit, the Collateral Agent to: (a) be registered as a shareholder or member of the issuer of Pledged ULC Shares; (b) have any notation entered in its favor in the share register of the issuer of Pledged ULC Shares; (c) be held out as shareholder or member of the issuer of Pledged ULC Shares; (d) receive, directly or indirectly, any dividends, property or other distributions from the issuer of Pledged ULC Shares by reason of the Collateral Agent holding a security interest in the Pledged ULC Shares; or (e) act as a shareholder or member of the issuer of Pledged ULC Shares, or exercise any rights of a shareholder or member including the right to attend a meeting of the issuer of Pledged ULC Shares or vote the Pledged ULC Shares.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HEXION INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INVESTMENTS INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HSC CAPITAL CORPORATION

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

LAWTER INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

[Signature Page to 1.5 Lien Collateral Agreement]

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION CI HOLDING COMPANY (CHINA) LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

NL COOP HOLDINGS LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

[Signature Page to 1.5 Lien Collateral Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Authorized Representative under the Indenture

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

[Signature Page to 1.5 Lien Collateral Agreement]

Exhibit I

to Collateral Agreement

SUPPLEMENT NO.                      dated as of                      (this “Supplement”), to the Collateral Agreement dated as of February 8, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among HEXION INC., a New Jersey corporation, each Subsidiary Party (as defined therein) party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to that certain Indenture, dated as of February 8, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, certain Subsidiaries of the Issuer party thereto and Wilmington Trust, National Association, as trustee.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Collateral Agreement, as applicable.

C. The Pledgors have entered into the Collateral Agreement pursuant to the requirements set forth in the Indenture. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries of the Issuer may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Issuer (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture and any Other Pari Passu Lien Agreement to become a Subsidiary Party under the Collateral Agreement.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) Schedule I correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments constituting Pledged Stock and Pledged Debt Securities; (b) set forth on Schedule II attached hereto is a true and correct schedule of any and all material Intellectual Property now owned by the New Subsidiary; and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of organization and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 6.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable documented fees, disbursements and other charges of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Legal name: Jurisdiction of organization: Location of chief executive office:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Schedule I

to Supplement No.

to the Collateral Agreement

Pledged Stock; Pledged Debt Securities

Pledged Stock

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

Pledged Debt Securities

Securities	Issuer	Lender	Initial Principal Amount

Schedule II

to Supplement No.

to the Collateral Agreement

Intellectual Property

Exhibit II

to Collateral Agreement

[Form of]

ADDITIONAL SECURED PARTY CONSENT

[Name of Authorized Representative]

[Address of Authorized Representative]

[Date]

Wilmington Trust, National Association

[ADDRESS]

Attention:

The undersigned is the Authorized Representative for persons wishing to become Secured Parties (the “New Secured Parties”) under the Collateral Agreement, dated as of February 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among HEXION INC., a New Jersey corporation, each Subsidiary Party (as defined therein) party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms in this Additional Secured Party Consent but not otherwise defined herein have the meanings set forth in the Collateral Agreement.

In consideration of the foregoing, the undersigned hereby:

(i)    represents that it has been duly authorized by the New Secured Parties to become a party to the Collateral Agreement on behalf of the New Secured Parties under that [describe applicable Other Pari Passu Lien Agreement] (the “New Agreement” and the obligations under the New Agreement, the “New Secured Obligations”) and to act as the Authorized Representative for the New Secured Parties;

(ii)    acknowledges that the New Secured Parties have received a copy of the Collateral Agreement and each Intercreditor Agreement;

(iii)    appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Collateral Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv)    accepts and acknowledges the terms of the Collateral Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Collateral Agreement applicable to holders of Other Pari Passu Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Collateral Agreement.

Exhibit II

to Collateral Agreement

The Collateral Agent, by acknowledging and agreeing to this Additional Secured Party Consent, accepts the appointment set forth in clause (iii) above.

The name and address of the Authorized Representative for purposes of Section 7.01 of the Collateral Agreement are as follows:

[INSERT NAME AND ADDRESS OF AUTHORIZED REPRESENTATIVE]

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the date first written above.

[AUTHORIZED REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and Agreed:

WILMINGTON TRUST,

NATIONAL ASSOCIATION,

as Collateral Agent

By:
Name:
Title:

HEXION INC.

By:
Name:
Title:

[Signature Page to Additional Secured Party Consent]